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                              Exhibit 10.14 (d)





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                          SHORT-TERM OPTION AGREEMENT


     SHORT-TERM OPTION AGREEMENT, dated as of the Grant Date, by and between the Optionee, residing at Address of Optionee and Hexcel
Corporation (the "Corporation").

                             W I T N E S S E T H:

     WHEREAS, the Corporation has adopted the Hexcel Corporation
Incentive Stock Plan (the "Plan").

     WHEREAS, the Executive Compensation Committee of the Board of Directors of the Corporation (the "Committee") has determined that it is desirable and in the best interest of the Corporation to grant to the Optionee a stock option as an incentive for the Optionee to advance the interests of the Corporation.

     NOW, THEREFORE, the parties agree as follows:

1. NOTICE OF GRANT. Attached hereto as Annex A and incorporated by reference herein is a Notice of Grant. Unless otherwise provided herein, capitalized terms used herein and set forth in such Notice of Grant shall have the meanings ascribed to them on the Notice of Grant. Also attached hereto is the Plan; the provisions of the Plan are incorporated by reference herein.

2. GRANT OF OPTION. Pursuant to the Plan and subject to the terms and conditions set forth herein and therein, the Corporation hereby grants to the Optionee the right and option (the "Option") to purchase all or any part of the Option Shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), which Option is not intended to qualify as an incentive stock option, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

3. PURCHASE PRICE. The purchase price per share (the "Purchase Price") of the Option Shares shall equal the Fair Market Value (as defined in the Plan) as of the date of exercise of the Option.

4.   TIME OF EXERCISE; TERM.


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    (a)  The Option shall be fully vested and exercisable as of the Grant Date.

    (b)  Subject to the earlier expiration as expressly provided in this
    Section 4, the Option shall expire and cease to have any force or effect ninety (90) days after the Grant Date (the "Expiration Date").

    (c) If the Optionee's employment with the Corporation is terminated for Cause (as defined in that certain Employment Agreement, dated as of the date hereof, by and between the Optionee and the Corporation (the "Employment Agreement")), the Option, to the extent not yet exercised as of the Date of Termination (as defined in the Employment Agreement), shall expire forthwith.

     (d) If the employment of the Optionee with the Corporation shall be terminated for any other reason, the Option may be exercised at any time prior to the Expiration Date.

5. GRANT OF RELOAD OPTION. Upon each full or partial exercise of the Option by the Optionee, the Optionee shall be granted automatically on the date (or dates) of such exercise or exercises a new option (the "Reload Option") for a number of shares of the Common Stock equal to the number of Option Shares purchased upon such exercise, multiplied by two
(2). The Reload Option shall be evidenced by an Option Agreement substantially in the form of Annex B hereto and shall be granted pursuant to the Plan.

6.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

    (a) The aggregate number of Option Shares and the Purchase Price shall be appropriately adjusted by the Committee for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the corporation, or other change in corporate or capital structure.

    (b) Any adjustment under this Section 6 in the number of Option Shares shall apply to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.


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7.  METHOD OF EXERCISING OPTION AND WITHHOLDING.

    (a) The Option shall be exercised by the delivery by the Optionee to the Corporation at its principal office (or at such other address as may be established by the Committee) of written notice of the number of Option Shares with respect to which the Option is exercised, accompanied by payment in full of the aggregate Purchase Price for such Option Shares. Payment for such Option Shares shall be made in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits.

    (b) The Corporation's obligation to deliver shares of Common Stock upon the exercise of the Option shall be subject to the payment by the Optionee of applicable federal, state and local withholding tax, if any. The Corporation shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to the Optionee any federal, state or local taxes required to be withheld with respect to such payment.

8.  TRANSFER AND INVESTMENT REPRESENTATION.

    (a) The Option is not transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised during the Optionee's lifetime only by the Optionee. Any attempt to transfer the Option in contravention of this subparagraph (a) is void AB INITIO. The Option shall not be subject to execution, attachment or other process.

    (b) The Optionee represents that, unless at the time of exercise of the Option the issuance of the Option Shares to the Optionee is registered under the Securities Act of 1933, as amended (the "Securities Act"), any and all Option Shares purchased hereunder shall be acquired for investment only and without a view to the resale or distribution thereof. If the issuance of the Option Shares is not so registered, certificates for the Option Shares shall bear a legend reciting the fact that such Option Shares may only be transferred pursuant to an effective registration statement under the Securities Act or an opinion of counsel to the Corporation (or an opinion of counsel to the Optionee reasonably satisfactory to the Corporation) that such registration is not required. The Corporation may also issue "stop transfer" instructions with respect to such Option Shares while they are subject to such restrictions.


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    (c)  The Corporation shall use its best efforts to have the Option Shares listed on each securities exchange on which the Common Stock is then listed as promptly as possible. The Corporation shall not be obligated to issue or sell any Option Shares until they have been listed on each securities exchange on which the Common Stock is then listed.

    (d) The Corporation agrees promptly to file with the Securities and Exchange Commission a registration statement on Form S-8 covering the issuance of the Option Shares pursuant to this Short-Term Option Agreement, and the Common Stock to be issued upon exercise of this Option, to cause such registration statement to become effective, and to keep such registration statement effective for the period that this Option shall be outstanding and exercisable. In the event the Corporation fails to maintain the effectiveness of the Form S-8 registration statement and/or does not list the Option Shares on an appropriate stock exchange, and as a consequence, the Optionee is unable to sell his Option Shares, the Corporation hereby agrees, subject to compliance with any contractual restrictions applicable to the Corporation, to advance to the Optionee any funds that may be due by the Optionee to pay taxes (federal, state and/or local) that may be incurred in connection with the exercise of the Option. The Optionee agrees to reimburse the Corporation for any funds advanced by the Corporation to the Optionee pursuant to the preceding sentence (together with the Corporation's out-of-pocket interest costs thereon) out of proceeds derived by the Optionee from the sale of said Option Shares.

9. NO RIGHTS IN OPTION SHARES. The Optionee shall have none of the rights of a stockholder with respect to the Option shares unless and until issued upon exercise of the Option.

10. NO RIGHT TO EMPLOYMENT. Nothing contained herein shall be deemed to confer upon the Optionee any right to remain as an employee of the Corporation.

11. GOVERNING LAW/JURISDICTION. This Short-Term Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws.

12. RESOLUTION OF DISPUTES. Any disputes arising under or in connection with this Short-Term Option Agreement shall be resolved by binding arbitration before a single arbitrator, to be held in New York in accordance with the commercial rules and procedures of the American Arbitration Association. Judgment upon


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the award rendered by the arbitrator shall be final and subject to appeal only to the extent permitted by law. Each party shall bear its or his own expenses incurred in connection with any arbitration; PROVIDED, HOWEVER, the cost of the arbitration, including without limitation, reasonable attorneys' fees of the Optionee, shall be borne by the Corporation in the event the Optionee is the prevailing party in the arbitration. Anything to the contrary notwithstanding, each party hereto has the right to proceed with a court action for injunctive relief or relief from violations of law not within the jurisdiction of an arbitrator.

13. MISCELLANEOUS. This Short-Term Option Agreement cannot be changed or terminated orally. This Short-Term Option Agreement and the Plan contain the entire agreement between the parties relating to the subject matter hereof. The section headings herein are intended for reference only and shall not affect the interpretation hereof. This Short-Term Option Agreement is intended to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and the provisions hereof shall be construed in a manner to so comply.




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               IN WITNESS WHEREOF, the parties hereby agree to the terms of this
Notice of Grant and the Short-Term Option Agreement attached hereto and execute this Notice of Grant as of the Grant Date.


                                   HEXCEL CORPORATION


/s/ JOHN J. LEE                    By: /s/ JUERGEN HABERMEIER
- ----------------------                 ----------------------------------
Optionee                               Name:  Juergen Habermeier
                                       Title:  President





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                                                                       ANNEX A


                                 NOTICE OF GRANT
                             SHORT-TERM STOCK OPTION
                     HEXCEL CORPORATION INCENTIVE STOCK PLAN

     The following employee of Hexcel Corporation, a Delaware corporation ("Hexcel") has been granted an employee stock option to purchase shares of the Common Stock of Hexcel, $.01 par value, in accordance with the terms of this Notice of Grant and the Short-Term Option Agreement attached.

     The following is a summary of the principal terms of the employee stock option which has been granted. The terms below shall have the meanings ascribed to them below when used in the Short-Term Option Agreement attached.


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Optionee:                                    John L. Lee

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Address of Optionee:

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Employee Number:

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Employee ID Number

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Foreign Sub Plan, if applicable

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Grant Date                                   February 29, 1996

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Aggregate Number of Shares                   100,000
Granted (the "Option Shares")
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